UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

First Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17122	57-0866076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

34 Broad Street, Charleston, South Carolina		29401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (843) 529-5933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 -- Regulation FD

          Item 7.01 Regulation FD Disclosure

          On November 13, 2007, A. Thomas Hood, CEO of First Financial Holdings, Inc. will participate in the Sandler O'Neill & Partners. L.P. East Coast Financial Services Conference "Differentiated Growth Strategies" panel. For more information regarding this matter, see the presentation attached hereto as Exhibit 99.1.

Section 9 -- Financial Statements and Exhibits

          Item 9.01 Financial Statements and Exhibits

          (c) Exhibits

Exhibit (99.1). Presentation of November 13, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC.

DATE: November 13, 2007	By:	/s/ R. Wayne Hall

R. Wayne Hall
Executive Vice President, Finance
and Chief Financial Officer

Exhibit 99.1

Differentiated Growth Strategies Panel Presentation